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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported):April 13, 2000

             PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                         333-75489                  13-3526694
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

    One New York Plaza
    New York, New York                                               10292
--------------------------                                        ----------
  (Address of Principal                                           (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (212) 788-1000

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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

Item 5.    Other Events.
           ------------

         Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated January 25, 2000 on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, in the Prospectus (as defined herein) relating to Mortgage Lenders Network Home Equity Loan Trust 2000-1, Pass-Through Certificates, Series 2000-1 (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated April 10, 2000 (the "Prospectus Supplement"), and a prospectus, dated June 23, 2000 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-75489) (the "Registration Statement").

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1         Consent of PricewaterhouseCoopers

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRUDENTIAL SECURITES SECURED
                                           FINANCING CORPORATION


                                           By: /s/ Evan Mitnick
                                               ---------------------------------
                                               Name:   Evan Mitnick
                                               Title:  Vice President

Dated:  April 14, 2000

Exhibit Index
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Exhibit                                                                    Page
-------                                                                    ----

23.1         Consent of PricewaterhouseCoopers LLP                           5

                                 EXHIBIT 23.1

                                                    PricewaterhouseCoopers LLP
                                                    1177 Avenue of the Americas
                                                    New York, NY  10036
                                                    Telephone  (212) 596-7000
                                                    Facsimile    (212) 596-8910

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Mortgage Lenders Network USA, Inc., relating to Mortgage Lenders Network Home Equity Loan Trust 2000-1, Pass-Through Certificates, Series 2000-1 of our report dated January 25, 2000 except for Note 18, as to which the date is March 14, 2000 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                            /s/  PricewaterhouseCoopers LLP
                                            -------------------------------
                                                 PricewaterhouseCoopers LLP

         April 13, 2000